EXHIBIT 99.2

Arch Capital Group Ltd.
Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08 Bermuda

Financial Supplement

Financial Information
as of March 31, 2020

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd. (“Arch Capital”) and its subsidiaries (collectively, the “Company”).

This report is for informational purposes only.  It should be read in conjunction with documents filed by Arch Capital with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.  Please refer to the Company’s website at www.archcapgroup.com for further information describing Arch Capital.

Contacts
Arch Capital Group Ltd.	Investor Relations
François Morin: (441) 278-9250	Donald Watson: (914) 872-3616; dwatson@archcapservices.com

Arch Capital Group Ltd. and Subsidiaries
Table of Contents

1

Arch Capital Group Ltd. and Subsidiaries
Basis of Presentation

Basis of Presentation

All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at December 31, 2019 is derived from or agrees to audited financial information. Unless otherwise noted, all data is in thousands, except for share and per share amounts and ratio information.

In March 2014, the Company invested $100.0 million to acquire common equity and a warrant to purchase additional common equity of Watford Holdings Ltd. In accordance with GAAP, the Company consolidates the results of Watford Holdings Ltd. (“Watford”) in its financial statements, although it only owns approximately 13% of Watford’s outstanding common equity at March 31, 2020. Watford is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford. As such, 100% of the results of Watford are included in the Company’s consolidated financial statements. The portion of Watford’s earnings owned by third parties is recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ In addition, the Company reflects Watford’s redeemable preference shares in the mezzanine section of the Company’s consolidated balance sheets as ‘redeemable noncontrolling interests’ because they have redemption features that are not solely within the control of Watford.

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital and its subsidiaries may include forward-looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve the Company’s current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and the Company’s ability to maintain and improve the Company’s ratings; investment performance; the loss of key personnel; the adequacy of the Company’s loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; including pandemics such as COVID-19; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; the Company’s ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to the Company of reinsurance to manage gross and net exposures; the failure of others to meet their obligations to the Company; and other factors identified in the Company’s filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by these cautionary statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

2

Arch Capital Group Ltd. and Subsidiaries
Financial Highlights

The following table presents financial highlights (1):

(U.S. Dollars in thousands, except share data)	Three Months Ended
	March 31,
	2020	2019	Change
Underwriting results:
Gross premiums written	$2,698,537	$1,980,453	36.3%
Net premiums written	1,950,546	1,379,872	41.4%
Net premiums earned	1,604,405	1,222,772	31.2%
Underwriting income (2)	160,060	265,526	(39.7)%

Loss ratio	62.6%	49.7%	12.9
Acquisition expense ratio	14.1%	13.8%	0.3
Other operating expense ratio	13.8%	15.5%	(1.7)
Combined ratio	90.5%	79.0%	11.5

Net investment income	$113,028	$121,249	(6.8)%
Per diluted share	$0.27	$0.30	(10.0)%

Net income available to Arch common shareholders	$133,714	$438,125	(69.5)%
Per diluted share	$0.32	$1.07	(70.1)%

After-tax operating income available to Arch common shareholders (2)	$189,756	$275,897	(31.2)%
Per diluted share	$0.46	$0.67	(31.3)%

Comprehensive income (loss) available to Arch	$(46,030)	$665,571	(106.9)%

Net cash provided by operating activities	$585,956	$165,411	254.2%

Weighted average common shares and common share equivalents outstanding — diluted	414,033,570	408,971,029	1.2%

Financial measures:
Change in book value per common share during period	(1.2)%	7.4%	(8.6)

Annualized return on average common equity	5.0%	19.5%	(14.5)
Annualized operating return on average common equity (2)	7.1%	12.3%	(5.2)

Total return on investments (3)	(0.86)%	2.70%	-356 bps

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)
See ‘Comments on Regulation G’ for a further discussion of consolidated underwriting income or loss, after-tax operating income or loss available to Arch common shareholders and annualized operating return on average common equity.

(3)
Total return on investments includes net investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses and is calculated on a pre-tax basis and before investment expenses. See ‘Comments on Regulation G’ for a further discussion of the presentation of total return on investments.

3

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income

(U.S. Dollars in thousands, except share data)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
Revenues
Net premiums written	$2,137,246	$1,455,453	$1,613,457	$1,444,898	$1,525,259
Change in unearned premiums	(392,802)	60,429	(175,434)	18,829	(156,393)
Net premiums earned	1,744,444	1,515,882	1,438,023	1,463,727	1,368,866
Net investment income	145,153	154,263	161,488	155,038	156,949
Net realized gains (losses)	(366,960)	40,830	61,355	120,757	140,256
Other underwriting income	6,852	6,757	3,326	5,953	8,825
Equity in net income (loss) of investment funds accounted for using the equity method	(4,209)	27,139	17,130	32,536	46,867
Other income (loss)	8,548	(1,317)	1,338	1,129	1,083
Total revenues	1,533,828	1,743,554	1,682,660	1,779,140	1,722,846

Expenses
Losses and loss adjustment expenses	(1,115,419)	(844,922)	(802,455)	(767,543)	(718,532)
Acquisition expenses	(247,283)	(221,888)	(211,120)	(210,089)	(197,848)
Other operating expenses	(234,544)	(204,408)	(196,512)	(198,914)	(201,163)
Corporate expenses	(20,796)	(26,837)	(17,061)	(18,251)	(17,962)
Amortization of intangible assets	(16,631)	(21,890)	(20,003)	(19,794)	(20,417)
Interest expense	(32,555)	(31,199)	(31,328)	(29,280)	(29,065)
Net foreign exchange gains (losses)	72,671	(52,306)	33,124	(4,952)	3,525
Total expenses	(1,594,557)	(1,403,450)	(1,245,355)	(1,248,823)	(1,181,462)

Income (loss) before income taxes	(60,729)	340,104	437,305	530,317	541,384
Income tax expense	(27,945)	(27,336)	(38,116)	(44,472)	(45,886)
Net income (loss)	(88,674)	312,768	399,189	485,845	495,498
Net (income) loss attributable to noncontrolling interests	232,791	13,616	(6,736)	(16,891)	(46,970)
Net income attributable to Arch	144,117	326,384	392,453	468,954	448,528
Preferred dividends	(10,403)	(10,403)	(10,403)	(10,403)	(10,403)
Net income available to Arch common shareholders	$133,714	$315,981	$382,050	$458,551	$438,125

Comprehensive income (loss) available to Arch	$(46,030)	$326,760	$397,340	$637,458	$665,571

Net income per common share and common share equivalent
Basic	$0.33	$0.78	$0.95	$1.14	$1.09
Diluted	$0.32	$0.76	$0.92	$1.12	$1.07

Weighted average common shares and common share equivalents outstanding
Basic	403,892,161	402,941,290	402,564,121	401,482,784	400,184,404
Diluted	414,033,570	414,124,920	413,180,201	410,899,483	408,971,029

4

Arch Capital Group Ltd. and Subsidiaries
Consolidated Balance Sheets

(U.S. Dollars in thousands, except share data)	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
Assets
Investments:
Fixed maturities available for sale, at fair value	$16,841,571	$16,894,526	$16,470,523	$15,881,732	$15,177,312
Short-term investments available for sale, at fair value	944,531	956,546	751,989	821,961	706,214
Collateral received under securities lending, at fair value	182,284	388,376	430,263	450,320	415,056
Equity securities, at fair value	1,181,903	838,925	550,485	670,943	495,895
Investments accounted for using the fair value option	3,310,517	3,663,477	3,838,243	3,721,035	3,969,623
Investments accounted for using the equity method	1,676,055	1,660,396	1,575,832	1,581,972	1,563,779
Total investments	24,136,861	24,402,246	23,617,335	23,127,963	22,327,879
Cash	882,284	726,230	880,099	605,316	633,100
Accrued investment income	118,089	117,937	116,196	119,252	112,935
Securities pledged under securities lending, at fair value	177,442	379,868	420,415	440,510	404,262
Premiums receivable	2,155,204	1,778,717	1,618,186	1,606,040	1,584,682
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	4,303,135	4,346,816	3,168,195	3,171,257	3,099,823
Contractholder receivables	2,140,724	2,119,460	2,094,683	2,102,544	2,087,720
Ceded unearned premiums	1,357,284	1,234,683	1,168,258	1,136,728	1,099,581
Deferred acquisition costs	708,848	633,400	622,028	600,740	597,526
Receivable for securities sold	221,573	24,133	50,615	164,592	334,982
Goodwill and intangible assets	705,450	738,083	624,500	641,010	659,215
Other assets	1,509,232	1,383,788	1,192,093	1,135,718	1,035,332
Total assets	$38,416,126	$37,885,361	$35,572,603	$34,851,670	$33,977,037

Liabilities
Reserve for losses and loss adjustment expenses	$14,309,580	$13,891,842	$12,389,384	$12,230,316	$12,010,041
Unearned premiums	4,817,191	4,339,549	4,243,372	4,056,860	4,036,119
Reinsurance balances payable	737,597	667,072	601,891	531,990	453,058
Contractholder payables	2,149,762	2,119,460	2,094,683	2,102,544	2,087,720
Collateral held for insured obligations	211,597	206,698	205,449	237,056	232,411
Senior notes	1,871,869	1,871,626	1,871,386	1,733,865	1,733,694
Revolving credit agreement borrowings	500,587	484,287	490,720	491,006	488,612
Securities lending payable	182,274	388,366	430,255	450,312	415,048
Payable for securities purchased	327,359	87,579	176,130	294,109	376,332
Other liabilities	1,392,905	1,513,330	1,007,524	904,438	984,942
Total liabilities	26,500,721	25,569,809	23,510,794	23,032,496	22,817,977

Redeemable noncontrolling interests	55,376	55,404	48,789	206,475	206,383

Shareholders’ equity
Non-cumulative preferred shares	780,000	780,000	780,000	780,000	780,000
Common shares	642	638	638	638	636
Additional paid-in capital	1,921,487	1,889,683	1,864,468	1,847,949	1,819,605
Retained earnings	11,132,268	11,021,006	10,705,025	10,322,975	9,864,424
Accumulated other comprehensive income (loss), net of deferred income tax	21,944	212,091	211,714	206,827	38,323
Common shares held in treasury, at cost	(2,489,097)	(2,406,047)	(2,403,749)	(2,401,037)	(2,388,392)
Total shareholders’ equity available to Arch	11,367,244	11,497,371	11,158,096	10,757,352	10,114,596
Non-redeemable noncontrolling interests	492,785	762,777	854,924	855,347	838,081
Total shareholders’ equity	11,860,029	12,260,148	12,013,020	11,612,699	10,952,677
Total liabilities, noncontrolling interests and shareholders’ equity	$38,416,126	$37,885,361	$35,572,603	$34,851,670	$33,977,037

Common shares and common share equivalents outstanding, net of treasury shares	405,609,867	405,619,201	405,230,531	404,887,534	403,738,764
Book value per common share (1)	$26.10	$26.42	$25.61	$24.64	$23.12

(1)	Excludes the effects of stock options and restricted stock units outstanding.

5

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Changes in Shareholders’ Equity

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
Non-cumulative preferred shares
Balance at beginning and end of period	$780,000	$780,000	$780,000	$780,000	$780,000

Common shares
Balance at beginning of period	638	638	638	636	634
Common shares issued, net	4	—	—	2	2
Balance at end of period	642	638	638	638	636

Additional paid-in capital
Balance at beginning of period	1,889,683	1,864,468	1,847,949	1,819,605	1,793,781
Amortization of share-based compensation	28,602	12,026	12,937	15,680	25,908
All other	3,202	13,189	3,582	12,664	(84)
Balance at end of period	1,921,487	1,889,683	1,864,468	1,847,949	1,819,605

Retained earnings
Balance at beginning of period	11,021,006	10,705,025	10,322,975	9,864,424	9,426,299
Cumulative effect of an accounting change (1)	(22,452)	—	—	—	—
Balance at beginning of period, as adjusted	10,998,554	10,705,025	10,322,975	9,864,424	9,426,299
Net income	(88,674)	312,768	399,189	485,845	495,498
Amounts attributable to noncontrolling interests	232,791	13,616	(6,736)	(16,891)	(46,970)
Preferred share dividends	(10,403)	(10,403)	(10,403)	(10,403)	(10,403)
Balance at end of period	11,132,268	11,021,006	10,705,025	10,322,975	9,864,424

Accumulated other comprehensive income (loss), net of deferred income tax
Balance at beginning of period	212,091	211,714	206,827	38,323	(178,720)
Change in unrealized appreciation (decline) in value of available-for-sale investments	(145,337)	(24,707)	21,566	164,425	211,380
Change in foreign currency translation adjustments	(44,810)	25,084	(16,679)	4,079	5,663
Balance at end of period	21,944	212,091	211,714	206,827	38,323

Common shares held in treasury, at cost
Balance at beginning of period	(2,406,047)	(2,403,749)	(2,401,037)	(2,388,392)	(2,382,167)
Shares repurchased for treasury	(83,050)	(2,298)	(2,712)	(12,645)	(6,225)
Balance at end of period	(2,489,097)	(2,406,047)	(2,403,749)	(2,401,037)	(2,388,392)

Total shareholders’ equity available to Arch	11,367,244	11,497,371	11,158,096	10,757,352	10,114,596
Non-redeemable noncontrolling interests	492,785	762,777	854,924	855,347	838,081
Total shareholders’ equity	$11,860,029	$12,260,148	$12,013,020	$11,612,699	$10,952,677

(1) Adoption of ASU 2016-13, “Financial Instruments - Credit Losses (Topic 326).”

6

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Cash Flows

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
Operating Activities
Net income (loss)	$(88,674)	$312,768	$399,189	$485,845	$495,498
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	362,964	(51,435)	(63,597)	(118,844)	(144,091)
Equity in net income or loss of investment funds accounted for using the equity method and other income or loss	29,034	24,899	6,808	(15,968)	(29,752)
Amortization of intangible assets	16,631	21,890	20,003	19,794	20,417
Share-based compensation	28,549	11,985	12,895	15,646	25,891
Changes in:
Reserve for losses and loss adjustment expenses, net	506,057	112,907	222,678	160,401	(6,005)
Unearned premiums, net	392,802	(60,429)	175,434	(18,829)	156,393
Premiums receivable	(418,457)	91,013	(26,715)	(16,913)	(285,137)
Deferred acquisition costs	(75,135)	(8,654)	(13,816)	(1,622)	(23,168)
Reinsurance balances payable	79,807	(32,770)	75,487	76,810	62,605
Other items, net	(223,124)	83,146	22,249	(109,194)	(37,253)
Net cash provided by operating activities	610,454	505,320	830,615	477,126	235,398
Investing Activities
Purchases of fixed maturity investments	(11,965,995)	(6,043,154)	(7,677,977)	(8,888,176)	(7,444,470)
Purchases of equity securities	(760,683)	(287,916)	(92,112)	(228,129)	(203,810)
Purchases of other investments	(228,471)	(455,620)	(337,862)	(352,470)	(324,593)
Proceeds from sales of fixed maturity investments	11,723,123	5,888,011	7,075,372	8,555,892	7,076,590
Proceeds from sales of equity securities	266,301	58,688	194,429	81,684	95,017
Proceeds from sales, redemptions and maturities of other investments	216,131	382,042	292,819	318,215	216,483
Proceeds from redemptions and maturities of fixed maturity investments	198,356	248,546	149,770	144,525	100,424
Net settlements of derivative instruments	195,488	(32,441)	4,722	57,964	29,737
Net (purchases) sales of short-term investments	(11,777)	(89,245)	(72,442)	(91,081)	292,601
Change in cash collateral related to securities lending	55,001	(69,183)	(600)	37,208	(29,618)
Purchases of fixed assets	(8,470)	(10,202)	(11,276)	(6,936)	(9,423)
Other	42,500	(145,533)	(28,375)	(80,847)	(93,731)
Net cash provided by (used for) investing activities	(278,496)	(556,007)	(503,532)	(452,151)	(294,793)
Financing Activities
Purchases of common shares under share repurchase program	(75,486)	—	—	—	(2,871)
Proceeds from common shares issued, net	(4,527)	5,685	1,075	1,344	(1,901)
Proceeds from borrowings	16,300	—	137,283	3,800	59,000
Repayments of borrowings	—	(21,644)	—	(1,500)	(26,038)
Change in cash collateral related to securities lending	(55,001)	69,183	600	(37,208)	29,618
Change in third party investment in non-redeemable noncontrolling interests	(2,867)	(75,056)	—	—	—
Change in third party investment in redeemable noncontrolling interests	—	(8)	(161,874)	—	—
Dividends paid to redeemable noncontrolling interests	(1,181)	(1,107)	(2,414)	(4,497)	(4,497)
Other	(1,331)	(816)	(1,678)	(2,140)	(1,389)
Preferred dividends paid	(10,403)	(10,403)	(10,403)	(10,403)	(10,403)
Net cash provided by (used for) financing activities	(134,496)	(34,166)	(37,411)	(50,604)	41,519
Effects of exchange rate changes on foreign currency cash and restricted cash	(30,723)	26,076	(10,272)	(1,512)	3,449
Increase (decrease) in cash and restricted cash	166,739	(58,777)	279,400	(27,141)	(14,427)
Cash and restricted cash, beginning of period	903,698	962,475	683,075	710,216	724,643
Cash and restricted cash, end of period	$1,070,437	$903,698	$962,475	$683,075	$710,216

Income taxes paid (received)	$7,387	$62,398	$3,565	$76,166	$(32,666)
Interest paid	$6,647	$58,385	$7,702	$54,612	$6,246

Net cash provided by operating activities, excluding the ‘other’ segment	$585,956	$443,298	$769,486	$431,865	$165,411

7

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

The Company classifies its businesses into three underwriting segments — insurance, reinsurance and mortgage — and two other operating segments — ‘other’ and corporate (non-underwriting). The Company’s Insurance, Reinsurance and Mortgage segments each have managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the President and Chief Executive Officer of Arch Capital and the Chief Financial Officer of Arch Capital. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. Management measures segment performance for its three core underwriting segments based on underwriting income or loss. The Company does not manage its assets by underwriting segment and, accordingly, investment income is not allocated to each underwriting segment.

The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.

Insurance Segment

The insurance segment consists of the Company’s insurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•
Construction and national accounts: primary and excess casualty coverages to middle and large accounts in the construction industry and a wide range of products for middle and large national accounts, specializing in loss sensitive primary casualty insurance programs (including large deductible, self-insured retention and retrospectively rated programs).

•
Excess and surplus casualty: primary and excess casualty insurance coverages, including middle market energy business, and contract binding, which primarily provides casualty coverage through a network of appointed agents to small and medium risks.

•
Lenders products: collateral protection, debt cancellation and service contract reimbursement products to banks, credit unions, automotive dealerships and original equipment manufacturers and other specialty programs that pertain to automotive lending and leasing.

•
Professional lines: directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial related coverages for corporate, private equity, venture capital, real estate investment trust, limited partnership, financial institution and not-for-profit clients of all sizes and medical professional and general liability insurance coverages for the healthcare industry. The business is predominately written on a claims-made basis.

•
Programs: primarily package policies, underwriting workers’ compensation and umbrella liability business in support of desirable package programs, targeting program managers with unique expertise and niche products offering general liability, commercial automobile, inland marine and property business with minimal catastrophe exposure.

•
Property, energy, marine and aviation: primary and excess general property insurance coverages, including catastrophe-exposed property coverage, for commercial clients. Coverages for marine include hull, war, specie and liability. Aviation and stand alone terrorism are also offered.

•
Travel, accident and health: specialty travel and accident and related insurance products for individual, group travelers, travel agents and suppliers, as well as accident and health, which provides accident, disability and medical plan insurance coverages for employer groups, medical plan members, students and other participant groups.

•
Other: includes alternative market risks (including captive insurance programs), excess workers’ compensation and employer’s liability insurance coverages for qualified self-insured groups, associations and trusts, and contract and commercial surety coverages, including contract bonds (payment and performance bonds) primarily for medium and large contractors and commercial surety bonds for Fortune 1,000 companies and smaller transaction business programs.

8

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

Reinsurance Segment
The reinsurance segment consists of the Company’s reinsurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•
Casualty: provides coverage to ceding company clients on third party liability and workers’ compensation exposures from ceding company clients, primarily on a treaty basis. Exposures include, among others, executive assurance, professional liability, workers’ compensation, excess and umbrella liability, excess motor and healthcare business.

•
Marine and aviation: provides coverage for energy, hull, cargo, specie, liability and transit, and aviation business, including airline and general aviation risks. Business written may also include space business, which includes coverages for satellite assembly, launch and operation for commercial space programs.

•
Other specialty: provides coverage to ceding company clients for proportional motor and other lines including surety, accident and health, workers’ compensation catastrophe, agriculture, trade credit and political risk.

•
Property catastrophe: provides protection for most catastrophic losses that are covered in the underlying policies written by reinsureds, including hurricane, earthquake, flood, tornado, hail and fire, and coverage for other perils on a case-by-case basis. Property catastrophe reinsurance provides coverage on an excess of loss basis when aggregate losses and loss adjustment expense from a single occurrence of a covered peril exceed the retention specified in the contract.

•
Property excluding property catastrophe: provides coverage for both personal lines and commercial property exposures and principally covers buildings, structures, equipment and contents. The primary perils in this business include fire, explosion, collapse, riot, vandalism, wind, tornado, flood and earthquake. Business is assumed on both a proportional and excess of loss basis. In addition, facultative business is written which focuses on commercial property risks on an excess of loss basis.

•
Other. includes life reinsurance business on both a proportional and non-proportional basis, casualty clash business and, in limited instances, non-traditional business which is intended to provide insurers with risk management solutions that complement traditional reinsurance.

Mortgage Segment

The mortgage segment includes the Company’s U.S. and international mortgage insurance and reinsurance operations as well as government sponsored enterprise (“GSE”) credit-risk sharing transactions. Arch Mortgage Insurance Company and United Guaranty Residential Insurance Company (combined “Arch MI U.S.”) are approved as eligible mortgage insurers by Fannie Mae and Freddie Mac.

Corporate (Non-Underwriting) Segment

The corporate (non-underwriting) segment results include net investment income, other income (loss), corporate expenses, transaction costs and other, amortization of intangible assets, interest expense, items related to the Company’s non-cumulative preferred shares, net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses and income taxes. Such amounts exclude the results of the ‘other’ segment.

Other Segment

The ‘other’ segment includes the results of Watford. Subsidiaries of the Company act as Watford’s reinsurance and insurance underwriting managers while HPS Investment Partners, LLC manages Watford’s non-investment grade credit portfolios and the Company manages Watford’s investment grade portfolios, all under long term services agreements. Pursuant to generally accepted accounting principles, Watford is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford. As such, the Company consolidates the results of Watford in its consolidated financial statements, although it only owns approximately 13% of Watford’s common equity (listed on the Nasdaq Select Global Market under the ticker symbol “WTRE”). Watford has its own management and board of directors that is responsible for its own results and profitability. The portion of Watford’s earnings attributable to third party investors is recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ Management measures segment performance for the ‘other’ segment based on net income or loss.

9

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	March 31, 2020
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$1,207,645	$1,122,519	$368,945	$2,698,537	$234,902	$2,832,830
Premiums ceded	(378,897)	(325,339)	(44,327)	(747,991)	(48,202)	(695,584)
Net premiums written	828,748	797,180	324,618	1,950,546	186,700	2,137,246
Change in unearned premiums	(112,829)	(253,720)	20,408	(346,141)	(46,661)	(392,802)
Net premiums earned	715,919	543,460	345,026	1,604,405	140,039	1,744,444
Other underwriting income	—	2,120	4,599	6,719	133	6,852
Losses and loss adjustment expenses	(507,108)	(430,069)	(67,566)	(1,004,743)	(110,676)	(1,115,419)
Acquisition expenses	(107,337)	(79,606)	(38,536)	(225,479)	(21,804)	(247,283)
Other operating expenses	(129,649)	(45,297)	(45,896)	(220,842)	(13,702)	(234,544)
Underwriting income (loss)	$(28,175)	$(9,392)	$197,627	160,060	(6,010)	154,050

Net investment income				113,028	32,125	145,153
Net realized gains (losses)				(72,109)	(294,851)	(366,960)
Equity in net income (loss) of investment funds accounted for using the equity method				(4,209)	—	(4,209)
Other income				8,548	—	8,548
Corporate expenses (2)				(18,201)	—	(18,201)
Transaction costs and other (2)				(2,595)	—	(2,595)
Amortization of intangible assets				(16,631)	—	(16,631)
Interest expense				(25,245)	(7,310)	(32,555)
Net foreign exchange gains (losses)				63,307	9,364	72,671
Income (loss) before income taxes				205,953	(266,682)	(60,729)
Income tax expense				(27,945)	—	(27,945)
Net income (loss)				178,008	(266,682)	(88,674)
Dividends attributable to redeemable noncontrolling interests				(57)	(1,096)	(1,153)
Amounts attributable to nonredeemable noncontrolling interests				—	233,944	233,944
Net income (loss) available to Arch				177,951	(33,834)	144,117
Preferred dividends				(10,403)	—	(10,403)
Net income (loss) available to Arch common shareholders				$167,548	$(33,834)	$133,714

Underwriting Ratios
Loss ratio	70.8%	79.1%	19.6%	62.6%	79.0%	63.9%
Acquisition expense ratio	15.0%	14.6%	11.2%	14.1%	15.6%	14.2%
Other operating expense ratio	18.1%	8.3%	13.3%	13.8%	9.8%	13.4%
Combined ratio	103.9%	102.0%	44.1%	90.5%	104.4%	91.5%

Net premiums written to gross premiums written	68.6%	71.0%	88.0%	72.3%	79.5%	75.4%

Total investable assets				$22,375,852	$2,502,588	$24,878,440
Total assets				35,049,744	3,366,382	38,416,126
Total liabilities				23,740,716	2,760,005	26,500,721

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

10

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	March 31, 2019
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$941,954	$682,855	$356,050	$1,980,453	$186,689	$2,077,879
Premiums ceded	(320,622)	(231,567)	(48,798)	(600,581)	(41,302)	(552,620)
Net premiums written	621,332	451,288	307,252	1,379,872	145,387	1,525,259
Change in unearned premiums	(67,827)	(104,923)	15,650	(157,100)	707	(156,393)
Net premiums earned	553,505	346,365	322,902	1,222,772	146,094	1,368,866
Other underwriting income (loss)	—	4,377	3,856	8,233	592	8,825
Losses and loss adjustment expenses	(356,723)	(239,810)	(11,149)	(607,682)	(110,850)	(718,532)
Acquisition expenses	(82,824)	(54,326)	(31,672)	(168,822)	(29,026)	(197,848)
Other operating expenses	(113,396)	(35,704)	(39,875)	(188,975)	(12,188)	(201,163)
Underwriting income (loss)	$562	$20,902	$244,062	265,526	(5,378)	260,148

Net investment income				121,249	35,700	156,949
Net realized gains (losses)				111,124	29,132	140,256
Equity in net income (loss) of investment funds accounted for using the equity method				46,867	—	46,867
Other income (loss)				1,083	—	1,083
Corporate expenses (2)				(16,772)	—	(16,772)
Transaction costs and other (2)				(1,190)	—	(1,190)
Amortization of intangible assets				(20,417)	—	(20,417)
Interest expense				(23,482)	(5,583)	(29,065)
Net foreign exchange gains (losses)				5,175	(1,650)	3,525
Income (loss) before income taxes				489,163	52,221	541,384
Income tax expense				(45,886)	—	(45,886)
Net income (loss)				443,277	52,221	495,498
Dividends attributable to redeemable noncontrolling interests				—	(4,588)	(4,588)
Amounts attributable to nonredeemable noncontrolling interests				—	(42,382)	(42,382)
Net income (loss) available to Arch				443,277	5,251	448,528
Preferred dividends				(10,403)	—	(10,403)
Net income (loss) available to Arch common shareholders				$432,874	$5,251	$438,125

Underwriting Ratios
Loss ratio	64.4%	69.2%	3.5%	49.7%	75.9%	52.5%
Acquisition expense ratio	15.0%	15.7%	9.8%	13.8%	19.9%	14.5%
Other operating expense ratio	20.5%	10.3%	12.3%	15.5%	8.3%	14.7%
Combined ratio	99.9%	95.2%	25.6%	79.0%	104.1%	81.7%

Net premiums written to gross premiums written	66.0%	66.1%	86.3%	69.7%	77.9%	73.4%

Total investable assets				$20,055,380	$2,824,718	$22,880,098
Total assets				30,424,168	3,552,869	33,977,037
Total liabilities				20,428,083	2,389,894	22,817,977

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

11

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
Gross premiums written	$1,207,645	$1,040,240	$1,005,874	$919,925	$941,954
Premiums ceded	(378,897)	(351,516)	(302,034)	(292,095)	(320,622)
Net premiums written	828,748	688,724	703,840	627,830	621,332
Change in unearned premiums	(112,829)	(42,927)	(98,504)	(35,388)	(67,827)
Net premiums earned	715,919	645,797	605,336	592,442	553,505
Losses and loss adjustment expenses	(507,108)	(446,798)	(422,782)	(389,172)	(356,723)
Acquisition expenses	(107,337)	(96,437)	(91,259)	(91,094)	(82,824)
Other operating expenses	(129,649)	(116,443)	(115,408)	(109,523)	(113,396)
Underwriting income (loss)	$(28,175)	$(13,881)	$(24,113)	$2,653	$562

Underwriting Ratios
Loss ratio	70.8%	69.2%	69.8%	65.7%	64.4%
Acquisition expense ratio	15.0%	14.9%	15.1%	15.4%	15.0%
Other operating expense ratio	18.1%	18.0%	19.1%	18.5%	20.5%
Combined ratio	103.9%	102.1%	104.0%	99.6%	99.9%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	6.9%	0.9%	4.3%	0.4%	0.0%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(0.1)%	(0.4)%	(0.6)%	(0.2)%	(0.3)%
Combined ratio excluding catastrophic activity and prior year development (1)	97.1%	101.6%	100.3%	99.4%	100.2%

Net premiums written to gross premiums written	68.6%	66.2%	70.0%	68.2%	66.0%

(1)	See ‘Comments on Regulation G’ for further discussion.

12

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended
	March 31,		December 31,		September 30,		June 30,		March 31,
	2020		2019		2019		2019		2019
Net premiums written
Professional lines (1)	$169,118	20.4%	$145,841	21.2%	$137,569	19.5%	$121,679	19.4%	$129,234	20.8%
Property, energy, marine and aviation	127,585	15.4%	95,849	13.9%	97,966	13.9%	103,819	16.5%	70,486	11.3%
Travel, accident and health	126,046	15.2%	65,337	9.5%	75,192	10.7%	76,537	12.2%	88,104	14.2%
Construction and national accounts	115,999	14.0%	114,437	16.6%	98,522	14.0%	60,888	9.7%	95,355	15.3%
Programs	112,532	13.6%	96,653	14.0%	120,039	17.1%	108,671	17.3%	101,172	16.3%
Excess and surplus casualty (2)	65,419	7.9%	61,549	8.9%	62,843	8.9%	58,466	9.3%	45,165	7.3%
Lenders products	33,292	4.0%	35,915	5.2%	31,005	4.4%	22,373	3.6%	22,415	3.6%
Other (3)	78,757	9.5%	73,143	10.6%	80,704	11.5%	75,397	12.0%	69,401	11.2%
Total	$828,748	100.0%	$688,724	100.0%	$703,840	100.0%	$627,830	100.0%	$621,332	100.0%

Underwriting location
United States	$602,677	72.7%	$507,193	73.6%	$532,808	75.7%	$471,664	75.1%	$471,811	75.9%
Europe	196,042	23.7%	151,182	22.0%	145,512	20.7%	129,869	20.7%	132,651	21.3%
Other	30,029	3.6%	30,349	4.4%	25,520	3.6%	26,297	4.2%	16,870	2.7%
Total	$828,748	100.0%	$688,724	100.0%	$703,840	100.0%	$627,830	100.0%	$621,332	100.0%

Net premiums earned
Professional lines (1)	$151,700	21.2%	$133,423	20.7%	$135,343	22.4%	$115,667	19.5%	$114,791	20.7%
Property, energy, marine and aviation	111,183	15.5%	90,087	13.9%	80,246	13.3%	68,995	11.6%	59,638	10.8%
Travel, accident and health	77,375	10.8%	67,922	10.5%	81,952	13.5%	83,636	14.1%	71,575	12.9%
Construction and national accounts	99,700	13.9%	91,489	14.2%	81,472	13.5%	76,795	13.0%	75,931	13.7%
Programs	108,878	15.2%	109,498	17.0%	104,432	17.3%	102,687	17.3%	97,486	17.6%
Excess and surplus casualty (2)	65,097	9.1%	56,397	8.7%	53,991	8.9%	47,858	8.1%	42,369	7.7%
Lenders products (4)	25,343	3.5%	25,001	3.9%	(5,724)	(0.9)%	23,570	4.0%	23,232	4.2%
Other (3)	76,643	10.7%	71,980	11.1%	73,624	12.2%	73,234	12.4%	68,483	12.4%
Total	$715,919	100.0%	$645,797	100.0%	$605,336	100.0%	$592,442	100.0%	$553,505	100.0%

(1)    Includes professional liability, executive assurance and healthcare business.
(2)    Includes casualty and contract binding business.
(3)    Includes alternative markets, excess workers’ compensation and surety business.
(4)    Reflects a change in earning patterns on certain business in the 2019 third quarter.

13

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
Gross premiums written	$1,122,519	$432,249	$662,572	$545,547	$682,855
Premiums ceded	(325,339)	(93,380)	(226,096)	(169,457)	(231,567)
Net premiums written	797,180	338,869	436,476	376,090	451,288
Change in unearned premiums	(253,720)	50,116	(72,621)	(8,906)	(104,923)
Net premiums earned	543,460	388,985	363,855	367,184	346,365
Other underwriting income (loss)	2,120	2,051	(1,208)	1,224	4,377
Losses and loss adjustment expenses	(430,069)	(260,182)	(270,379)	(240,958)	(239,810)
Acquisition expenses	(79,606)	(65,528)	(62,393)	(56,785)	(54,326)
Other operating expenses	(45,297)	(39,287)	(32,533)	(33,960)	(35,704)
Underwriting income (loss)	$(9,392)	$26,039	$(2,658)	$36,705	$20,902

Underwriting Ratios
Loss ratio	79.1%	66.9%	74.3%	65.6%	69.2%
Acquisition expense ratio	14.6%	16.8%	17.1%	15.5%	15.7%
Other operating expense ratio	8.3%	10.1%	8.9%	9.2%	10.3%
Combined ratio	102.0%	93.8%	100.3%	90.3%	95.2%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	12.7%	6.4%	11.5%	1.2%	2.3%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(2.0)%	(4.9)%	(4.0)%	(3.1)%	0.5%
Combined ratio excluding catastrophic activity and prior year development (1)	91.3%	92.3%	92.8%	92.2%	92.4%

Net premiums written to gross premiums written	71.0%	78.4%	65.9%	68.9%	66.1%

(1)	See ‘Comments on Regulation G’ for further discussion.

14

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended
	March 31,		December 31,		September 30,		June 30,		March 31,
	2020		2019		2019		2019		2019
Net premiums written
Other Specialty (1)	$284,952	35.7%	$103,254	30.5%	$94,072	21.6%	$129,174	34.3%	$140,477	31.1%
Casualty (2)	190,880	23.9%	85,063	25.1%	178,802	41.0%	78,025	20.7%	168,484	37.3%
Property excluding property catastrophe	158,924	19.9%	85,859	25.3%	118,671	27.2%	96,050	25.5%	102,740	22.8%
Property catastrophe	89,092	11.2%	37,069	10.9%	23,597	5.4%	46,594	12.4%	3,383	0.7%
Marine and aviation	49,785	6.2%	11,921	3.5%	10,181	2.3%	15,619	4.2%	15,958	3.5%
Other (3)	23,547	3.0%	15,703	4.6%	11,153	2.6%	10,628	2.8%	20,246	4.5%
Total	$797,180	100.0%	$338,869	100.0%	$436,476	100.0%	$376,090	100.0%	$451,288	100.0%

Underwriting location
Bermuda	$333,619	41.8%	$116,974	34.5%	$190,998	43.8%	$159,147	42.3%	$111,499	24.7%
United States	187,466	23.5%	119,003	35.1%	145,231	33.3%	109,296	29.1%	156,413	34.7%
Europe and other	276,095	34.6%	102,892	30.4%	100,247	23.0%	107,647	28.6%	183,376	40.6%
Total	$797,180	100.0%	$338,869	100.0%	$436,476	100.0%	$376,090	100.0%	$451,288	100.0%

Net premiums earned
Other Specialty (1)	$203,385	37.4%	$108,074	27.8%	$112,349	30.9%	$136,573	37.2%	$121,521	35.1%
Casualty (2)	135,071	24.9%	118,258	30.4%	116,242	31.9%	103,164	28.1%	91,624	26.5%
Property excluding property catastrophe	112,652	20.7%	103,212	26.5%	90,358	24.8%	85,479	23.3%	83,792	24.2%
Property catastrophe	53,000	9.8%	31,048	8.0%	22,617	6.2%	18,537	5.0%	18,732	5.4%
Marine and aviation	24,858	4.6%	12,919	3.3%	11,798	3.2%	12,498	3.4%	11,059	3.2%
Other (3)	14,494	2.7%	15,474	4.0%	10,491	2.9%	10,933	3.0%	19,637	5.7%
Total	$543,460	100.0%	$388,985	100.0%	$363,855	100.0%	$367,184	100.0%	$346,365	100.0%

(1)    Includes proportional motor, surety, accident and health, workers’ compensation catastrophe, agriculture, trade credit and other.
(2)      Includes executive assurance, professional liability, workers’ compensation, excess motor, healthcare and other.
(3)     Includes life, casualty clash and other.

15

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
Gross premiums written	$368,945	$370,658	$375,092	$364,465	$356,050
Premiums ceded	(44,327)	(55,151)	(57,703)	(42,857)	(48,798)
Net premiums written	324,618	315,507	317,389	321,608	307,252
Change in unearned premiums	20,408	32,148	25,611	31,175	15,650
Net premiums earned	345,026	347,655	343,000	352,783	322,902
Other underwriting income (1)	4,599	4,138	3,955	4,056	3,856
Losses and loss adjustment expenses	(67,566)	(3,287)	(13,080)	(25,997)	(11,149)
Acquisition expenses	(38,536)	(35,597)	(34,396)	(32,654)	(31,672)
Other operating expenses	(45,896)	(36,395)	(37,003)	(39,819)	(39,875)
Underwriting income	$197,627	$276,514	$262,476	$258,369	$244,062

Underwriting Ratios
Loss ratio	19.6%	0.9%	3.8%	7.4%	3.5%
Acquisition expense ratio	11.2%	10.2%	10.0%	9.3%	9.8%
Other operating expense ratio	13.3%	10.5%	10.8%	11.3%	12.3%
Combined ratio	44.1%	21.6%	24.6%	28.0%	25.6%

Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(1.8)%	(9.4)%	(9.6)%	(6.5)%	(11.3)%
Combined ratio excluding prior year development (2)	45.9%	31.0%	34.2%	34.5%	36.9%

Net premiums written to gross premiums written	88.0%	85.1%	84.6%	88.2%	86.3%

Net premiums written by underwriting location
United States	$264,108	$258,512	$260,202	$258,774	$255,380
Other	60,510	56,995	57,187	62,834	51,872
Total	$324,618	$315,507	$317,389	$321,608	$307,252
United States %	81.4%	81.9%	82.0%	80.5%	83.1%
Other %	18.6%	18.1%	18.0%	19.5%	16.9%

(1)     Primarily related to income earned on various risk-sharing products offered to government sponsored enterprises and mortgage lenders.
(2)    See ‘Comments on Regulation G’ for further discussion.

16

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	March 31, 2020		December 31, 2019		September 30, 2019		June 30, 2019		March 31, 2019
Insurance In Force (IIF) (1)
U.S. primary mortgage insurance	$284,203	68.9%	$287,150	68.7%	$284,496	69.7%	$279,297	69.1%	$276,699	70.9%
Mortgage reinsurance	24,335	5.9%	26,768	6.4%	25,440	6.2%	26,286	6.5%	26,487	6.8%
Other (2)	103,731	25.2%	104,346	24.9%	98,054	24.0%	98,335	24.3%	87,190	22.3%
Total	$412,269	100.0%	$418,264	100.0%	$407,990	100.0%	$403,918	100.0%	$390,376	100.0%
Risk In Force (RIF) (3)
U.S. primary mortgage insurance	$72,566	92.0%	$73,388	91.9%	$72,916	92.0%	$71,760	91.8%	$71,114	92.2%
Mortgage reinsurance	1,961	2.5%	2,129	2.7%	2,086	2.6%	2,182	2.8%	2,204	2.9%
Other (2)	4,387	5.6%	4,380	5.5%	4,216	5.3%	4,260	5.4%	3,772	4.9%
Total	$78,914	100.0%	$79,897	100.0%	$79,218	100.0%	$78,202	100.0%	$77,090	100.0%

Supplemental disclosures for U.S. primary mortgage insurance:
Total RIF by credit quality (FICO score):
>=740	$41,738	57.5%	$42,301	57.6%	$41,975	57.6%	$41,333	57.6%	$41,053	57.7%
680-739	25,078	34.6%	25,240	34.4%	25,013	34.3%	24,488	34.1%	24,122	33.9%
620-679	5,368	7.4%	5,444	7.4%	5,501	7.5%	5,494	7.7%	5,476	7.7%
<620	382	0.5%	403	0.5%	427	0.6%	445	0.6%	463	0.7%
Total	$72,566	100.0%	$73,388	100.0%	$72,916	100.0%	$71,760	100.0%	$71,114	100.0%
Weighted average FICO score	743		743		743		743		743

Total RIF by Loan-To-Value (LTV):
95.01% and above	$9,060	12.5%	$9,064	12.4%	$8,948	12.3%	$8,535	11.9%	$8,175	11.5%
90.01% to 95.00%	39,594	54.6%	40,136	54.7%	40,086	55.0%	39,777	55.4%	39,500	55.5%
85.01% to 90.00%	20,619	28.4%	20,890	28.5%	20,708	28.4%	20,419	28.5%	20,418	28.7%
85.00% and below	3,293	4.5%	3,298	4.5%	3,174	4.4%	3,029	4.2%	3,021	4.2%
Total	$72,566	100.0%	$73,388	100.0%	$72,916	100.0%	$71,760	100.0%	$71,114	100.0%
Weighted average LTV	93.0%		93.0%		93.1%		93.1%		93.1%

Total RIF by State:
Texas	$5,683	7.8%	$5,678	7.7%	$5,599	7.7%	$5,509	7.7%	$5,488	7.7%
California	5,106	7.0%	5,187	7.1%	4,984	6.8%	4,736	6.6%	4,574	6.4%
Florida	3,863	5.3%	3,887	5.3%	3,821	5.2%	3,699	5.2%	3,601	5.1%
Georgia	2,819	3.9%	2,753	3.8%	2,667	3.7%	2,599	3.6%	2,565	3.6%
Virginia	2,814	3.9%	2,881	3.9%	2,907	4.0%	2,916	4.1%	2,915	4.1%
Illinois	2,621	3.6%	2,616	3.6%	2,602	3.6%	2,536	3.5%	2,492	3.5%
Minnesota	2,509	3.5%	2,514	3.4%	2,480	3.4%	2,434	3.4%	2,404	3.4%
North Carolina	2,475	3.4%	2,470	3.4%	2,469	3.4%	2,462	3.4%	2,477	3.5%
Washington	2,426	3.3%	2,474	3.4%	2,466	3.4%	2,421	3.4%	2,408	3.4%
Maryland	2,376	3.3%	2,437	3.3%	2,443	3.4%	2,420	3.4%	2,404	3.4%
Others	39,874	54.9%	40,491	55.2%	40,478	55.5%	40,028	55.8%	39,786	55.9%
Total	$72,566	100.0%	$73,388	100.0%	$72,916	100.0%	$71,760	100.0%	$71,114	100.0%

Weighted average coverage (end of period RIF divided by IIF)	25.5%		25.6%		25.6%		25.7%		25.7%
U.S. mortgage insurance total RIF, net of reinsurance (4)	$58,693		$58,512		$57,768		$56,562		$55,957
Analysts’ persistency (5)	72.6%		75.7%		78.6%		80.9%		81.3%
Risk-to-capital ratio -- Arch MI U.S. (6)	11.3:1		12.0:1		12.9:1		11.4:1		12.2:1
PMIER sufficiency ratio -- Arch MI U.S. (7)	165%		161%		154%		163%		146%

(1)    The aggregate dollar amount of each insured mortgage loan’s current principal balance.         (4)    Total RIF for the U.S. mortgage insurance operations (see note 3) after external reinsurance.

(2)	Includes GSE credit risk-sharing transactions and international insurance business. (5) Represents the % of IIF at the beginning of a 12-month period that remained in force at the end of the period.

(3)
The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied    (6)    Represents total current (non-delinquent) RIF, net of reinsurance, divided by total statutory capital

by the insurance coverage percentage specified in the policy for insurance policies issued and        (estimate for March 31, 2020).
after contract limits and/or loss ratio caps for risk-sharing or reinsurance transactions.        (7)    Calculated as available assets divided by required assets as defined within PMIERs (estimate for March 31, 2020).

17

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions, except policy/loan/claim count)	Three Months Ended
	March 31, 2020		December 31, 2019		September 30, 2019		June 30, 2019		March 31, 2019
Supplemental disclosures for U.S. primary mortgage insurance:
Total new insurance written (NIW) (1)	$16,778		$24,051		$25,313		$17,161		$11,207

Total NIW by credit quality (FICO score):
>=740	$10,069	60.0%	$14,793	61.5%	$15,204	60.1%	$9,862	57.5%	$6,350	56.7%
680-739	5,787	34.5%	8,092	33.6%	8,725	34.5%	6,139	35.8%	4,041	36.1%
620-679	922	5.5%	1,166	4.8%	1,384	5.5%	1,160	6.8%	816	7.3%
Total	$16,778	100.0%	$24,051	100.0%	$25,313	100.0%	$17,161	100.0%	$11,207	100.0%

Total NIW by LTV:
95.01% and above	$1,668	9.9%	$2,260	9.4%	$3,182	12.6%	$2,530	14.7%	$1,808	16.1%
90.01% to 95.00%	7,199	42.9%	10,059	41.8%	10,409	41.1%	7,497	43.7%	4,975	44.4%
85.01% to 90.00%	5,329	31.8%	7,839	32.6%	7,762	30.7%	5,026	29.3%	3,149	28.1%
85.00% and below	2,582	15.4%	3,893	16.2%	3,960	15.6%	2,108	12.3%	1,275	11.4%
Total	$16,778	100.0%	$24,051	100.0%	$25,313	100.0%	$17,161	100.0%	$11,207	100.0%

Total NIW monthly vs. single:
Monthly	$15,692	93.5%	$22,707	94.4%	$23,358	92.3%	$15,935	92.9%	$10,263	91.6%
Single	1,086	6.5%	1,344	5.6%	1,955	7.7%	1,226	7.1%	944	8.4%
Total	$16,778	100.0%	$24,051	100.0%	$25,313	100.0%	$17,161	100.0%	$11,207	100.0%

Total NIW purchase vs. refinance:
Purchase	$12,299	73.3%	$16,476	68.5%	$19,068	75.3%	$14,992	87.4%	$10,289	91.8%
Refinance	4,479	26.7%	7,575	31.5%	6,245	24.7%	2,169	12.6%	918	8.2%
Total	$16,778	100.0%	$24,051	100.0%	$25,313	100.0%	$17,161	100.0%	$11,207	100.0%

Ending number of policies in force (PIF) (3)	1,293,799		1,307,884		1,304,263		1,292,215		1,286,877

Rollforward of insured loans in default:
Beginning delinquent number of loans	20,163		19,243		18,761		19,827		20,665
Plus: new notices	9,419		10,289		10,111		8,906		9,711
Less: cures	(10,541)		(8,724)		(8,970)		(9,201)		(9,706)
Less: paid claims	(627)		(645)		(659)		(771)		(843)
Ending delinquent number of loans (3)	18,414		20,163		19,243		18,761		19,827

Ending percentage of loans in default (3)	1.42%		1.54%		1.48%		1.45%		1.54%

Losses:
Number of claims paid	627		645		659		771		843
Total paid claims (in thousands)	$26,038		$25,253		$26,082		$32,025		$33,494
Average per claim (in thousands)	$41.5		$39.2		$39.6		$41.5		$39.7
Severity (2)	92.8%		94.0%		95.6%		95.1%		98.9%

Average case reserve per default (in thousands)	$14.4		$13.3		$14.7		$16.1		$16.6

(1)    The original principal balance of all loans that received coverage during the period.
(2)    Represents total paid claims divided by RIF of loans for which claims were paid.
(3)    Includes first lien primary and pool policies.

18

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

Supplemental disclosures for U.S. primary mortgage insurance:

(U.S. Dollars in millions)	March 31, 2020						December 31, 2019
	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate
	% of Total	Total	% of Total	Total	% of Total		% of Total	Total	% of Total	Total	% of Total
Policy year:
2010 and prior	56.1%	$16,352	5.8%	3,763	5.2%	8.17%	58.2%	$17,251	6.0%	3,990	5.4%	8.79%
2011	0.9%	1,533	0.5%	422	0.6%	1.80%	0.7%	1,678	0.6%	464	0.6%	1.59%
2012	1.3%	5,777	2.0%	1,604	2.2%	0.86%	1.3%	6,293	2.2%	1,753	2.4%	0.89%
2013	2.9%	11,265	4.0%	3,156	4.3%	0.92%	3.0%	12,276	4.3%	3,433	4.7%	0.99%
2014	2.6%	12,733	4.5%	3,511	4.8%	1.14%	2.4%	13,714	4.8%	3,778	5.1%	1.16%
2015	3.3%	23,866	8.4%	6,395	8.8%	0.81%	3.2%	25,788	9.0%	6,880	9.4%	0.87%
2016	7.7%	38,155	13.4%	9,997	13.8%	1.01%	7.6%	40,898	14.2%	10,670	14.5%	1.03%
2017	9.6%	40,621	14.3%	10,454	14.4%	0.96%	9.9%	43,896	15.3%	11,262	15.3%	1.00%
2018	11.7%	47,068	16.6%	11,914	16.4%	0.91%	11.2%	51,776	18.0%	13,086	17.8%	0.86%
2019	3.9%	70,130	24.7%	17,246	23.8%	0.21%	2.4%	73,580	25.6%	18,072	24.6%	0.14%
2020	0.0%	16,703	5.9%	4,104	5.7%	0.01%
Total	100.0%	$284,203	100.0%	$72,566	100.0%	1.42%	100.0%	$287,150	100.0%	$73,388	100.0%	1.54%

(1)	Total reserves for losses and loss adjustment expenses, net of recoverables, was $287.0 million at March 31, 2020, compared to $278.7 million at December 31, 2019.

(2)	The aggregate dollar amount of each insured mortgage loan’s current principal balance.

(3)
The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued and after contract limits and/or loss ratio caps for risk-sharing transactions.

19

Arch Capital Group Ltd. and Subsidiaries
Segment Information - Consolidated Excluding the 'Other' Segment (Sub-Total (Core))

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
Gross premiums written	$2,698,537	$1,842,071	$2,043,292	$1,829,829	$1,980,453
Premiums ceded	(747,991)	(498,971)	(585,587)	(504,301)	(600,581)
Net premiums written	1,950,546	1,343,100	1,457,705	1,325,528	1,379,872
Change in unearned premiums	(346,141)	39,337	(145,514)	(13,119)	(157,100)
Net premiums earned	1,604,405	1,382,437	1,312,191	1,312,409	1,222,772
Other underwriting income (loss)	6,719	6,189	2,747	5,280	8,233
Losses and loss adjustment expenses	(1,004,743)	(710,267)	(706,241)	(656,127)	(607,682)
Acquisition expenses	(225,479)	(197,562)	(188,048)	(180,533)	(168,822)
Other operating expenses	(220,842)	(192,125)	(184,944)	(183,302)	(188,975)
Underwriting income	$160,060	$288,672	$235,705	$297,727	$265,526

Underwriting Ratios
Loss ratio	62.6%	51.4%	53.8%	50.0%	49.7%
Acquisition expense ratio	14.1%	14.3%	14.3%	13.8%	13.8%
Other operating expense ratio	13.8%	13.9%	14.1%	14.0%	15.5%
Combined ratio	90.5%	79.6%	82.2%	77.8%	79.0%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	7.4%	2.2%	5.2%	0.5%	0.6%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(1.1)%	(4.0)%	(3.9)%	(2.7)%	(3.0)%
Combined ratio excluding catastrophic activity and prior year development (1)	84.2%	81.4%	80.9%	80.0%	81.4%

Components of losses and loss adjustment expenses incurred (1)
Paid losses and loss adjustment expenses	$530,012	$627,929	$508,364	$494,368	$430,724
Change in unpaid losses and loss adjustment expenses	474,731	82,338	197,877	161,759	176,958
Total losses and loss adjustment expenses	$1,004,743	$710,267	$706,241	$656,127	$607,682

Net premiums written to gross premiums written	72.3%	72.9%	71.3%	72.4%	69.7%

(1)	See ‘Comments on Regulation G’ for further discussion.

20

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Selected Information on Losses and Loss Adjustment Expenses

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
Estimated net (favorable) adverse development in prior year loss reserves, net of related adjustments (1)
Net impact on underwriting results:
Insurance	$(776)	$(2,839)	$(3,934)	$(1,469)	$(1,651)
Reinsurance	(10,960)	(19,081)	(14,716)	(11,251)	1,580
Mortgage	(6,101)	(32,763)	(33,031)	(22,797)	(36,622)
Total	$(17,837)	$(54,683)	$(51,681)	$(35,517)	$(36,693)
Impact on losses and loss adjustment expenses:
Insurance	$(1,115)	$(4,403)	$(4,354)	$(2,607)	$(4,426)
Reinsurance	(11,627)	(20,058)	(15,309)	(12,697)	1,668
Mortgage	(6,101)	(32,763)	(33,031)	(22,803)	(36,622)
Total	$(18,843)	$(57,224)	$(52,694)	$(38,107)	$(39,380)
Impact on acquisition expenses:
Insurance	$339	$1,564	$420	$1,138	$2,775
Reinsurance	667	977	593	1,446	(88)
Mortgage	—	—	—	6	—
Total	$1,006	$2,541	$1,013	$2,590	$2,687
Impact on combined ratio:
Insurance	(0.1)%	(0.4)%	(0.6)%	(0.2)%	(0.3)%
Reinsurance	(2.0)%	(4.9)%	(4.0)%	(3.1)%	0.5%
Mortgage	(1.8)%	(9.4)%	(9.6)%	(6.5)%	(11.3)%
Total	(1.1)%	(4.0)%	(3.9)%	(2.7)%	(3.0)%
Impact on loss ratio:
Insurance	(0.2)%	(0.7)%	(0.7)%	(0.4)%	(0.8)%
Reinsurance	(2.1)%	(5.2)%	(4.2)%	(3.5)%	0.5%
Mortgage	(1.8)%	(9.4)%	(9.6)%	(6.5)%	(11.3)%
Total	(1.2)%	(4.1)%	(4.0)%	(2.9)%	(3.2)%
Impact on acquisition expense ratio:
Insurance	0.1%	0.3%	0.1%	0.2%	0.5%
Reinsurance	0.1%	0.3%	0.2%	0.4%	0.0%
Mortgage	0.0%	0.0%	0.0%	0.0%	0.0%
Total	0.1%	0.1%	0.1%	0.2%	0.2%

Estimated net losses incurred from current accident year catastrophic events (2)
Insurance	$49,483	$5,531	$26,085	$2,565	$54
Reinsurance	68,953	24,831	41,948	4,589	7,824
Total	$118,436	$30,362	$68,033	$7,154	$7,878
Impact on combined ratio:
Insurance	6.9%	0.9%	4.3%	0.4%	0.0%
Reinsurance	12.7%	6.4%	11.5%	1.2%	2.3%
Total	7.4%	2.2%	5.2%	0.5%	0.6%

Estimated impact of COVID-19 event, net of reinsurance and reinstatement premiums, included in current accident year catastrophic events (3)
Insurance	$35,946	$—	$—	$—	$—
Reinsurance	50,700	—	—	—	—
Total	$86,646	$—	$—	$—	$—
Impact on combined ratio:
Insurance	5.0%	—	—	—	—
Reinsurance	9.3%	—	—	—	—
Total	5.4%	—	—	—	—

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)
Equals estimated losses from catastrophic events occurring in the current accident year (e.g. natural catastrophes, man-made events, pandemic events), net of reinsurance and reinstatement premiums. As regards the natural catastrophe estimates included within, amounts shown for the insurance segment are for named catastrophic events only, while amounts shown for the reinsurance segment include (i) named events with over $5 million of losses incurred by its Bermuda and Europe operations and (ii) all catastrophe losses incurred by its U.S. operations. Amounts not applicable for the mortgage segment.

(3)
Equals estimated losses for exposures through March 31, 2020 to the COVID-19 global pandemic, net of reinsurance and reinstatement premiums. The amounts represent a subset of the estimated losses for the current accident year catastrophic events.

21

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Investable Asset Summary and Investment Portfolio Metrics

The following table summarizes the Company’s investable assets and portfolio metrics (1):

(U.S. Dollars in thousands)	March 31,		December 31,		September 30,		June 30,		March 31,
	2020		2019		2019		2019		2019
Investable assets (1) (2):
Fixed maturities available for sale, at fair value	$16,163,702	72.2%	$16,187,651	72.6%	$15,831,411	73.4%	$15,184,279	73.1%	$14,627,478	72.9%
Fixed maturities—fair value option (3)	342,241	1.5%	337,860	1.5%	345,588	1.6%	348,298	1.7%	366,470	1.8%
Fixed maturities pledged under securities lending agreements, at fair value	177,442	0.8%	368,510	1.7%	409,795	1.9%	427,217	2.1%	388,732	1.9%
Total fixed maturities	16,683,385	74.6%	16,894,021	75.8%	16,586,794	76.9%	15,959,794	76.8%	15,382,680	76.7%

Equity securities, at fair value	1,118,734	5.0%	773,588	3.5%	506,998	2.4%	606,240	2.9%	430,885	2.1%
Equity securities—fair value option (3)	29,905	0.1%	42,896	0.2%	41,436	0.2%	47,367	0.2%	48,587	0.2%
Equity securities pledged under securities lending agreements, at fair value	—	0.0%	11,358	0.1%	10,620	0.0%	13,293	0.1%	15,530	0.1%
Total equity securities	1,148,639	5.1%	827,842	3.7%	559,054	2.6%	666,900	3.2%	495,002	2.5%

Other investments—fair value option (3)	1,153,737	5.2%	1,336,920	6.0%	1,369,554	6.4%	1,327,134	6.4%	1,313,816	6.6%

Investments accounted for using the equity method (4)	1,676,055	7.5%	1,660,396	7.5%	1,575,832	7.3%	1,581,972	7.6%	1,563,779	7.8%

Short-term investments available for sale, at fair value	944,531	4.2%	956,546	4.3%	751,989	3.5%	821,961	4.0%	706,214	3.5%
Short-term investments—fair value option (3)	52,548	0.2%	47,711	0.2%	33,369	0.2%	25,289	0.1%	25,429	0.1%
Total short-term investments	997,079	4.5%	1,004,257	4.5%	785,358	3.6%	847,250	4.1%	731,643	3.6%

Cash	785,704	3.5%	623,793	2.8%	799,709	3.7%	536,339	2.6%	576,799	2.9%

Securities transactions entered into but not settled at the balance sheet date	(68,747)	(0.3)%	(61,553)	(0.3)%	(110,213)	(0.5)%	(142,726)	(0.7)%	(8,339)	0.0%
Total investable assets held by the Company	$22,375,852	100.0%	$22,285,676	100.0%	$21,566,088	100.0%	$20,776,663	100.0%	$20,055,380	100.0%

Average effective duration (in years)	3.19		3.40		3.64		3.52		3.47
Average S&P/Moody’s credit ratings (5)	AA/Aa2		AA/Aa2		AA/Aa2		AA/Aa2		AA/Aa2
Embedded book yield (before investment expenses)	2.34%		2.55%		2.70%		2.87%		2.95%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results. Such amounts are summarized as follows:

Investable assets in ‘other’ segment:
Cash	$96,580	$102,437	$80,390	$68,977	$56,301
Investments accounted for using the fair value option	1,732,085	1,898,090	2,048,296	1,972,947	2,215,321
Fixed maturities available for sale, at fair value	677,869	706,875	639,112	697,453	549,834
Equity securities, at fair value	63,169	65,337	43,487	64,703	65,010
Securities sold but not yet purchased	(30,076)	(66,257)	(65,736)	(48,823)	(28,737)
Securities transactions entered into but not settled at the balance sheet date	(37,039)	(1,893)	(15,302)	13,209	(33,011)
Total investable assets included in ‘other’ segment	$2,502,588	$2,704,589	$2,730,247	$2,768,466	$2,824,718

(2)    This table excludes the collateral received and reinvested and includes the securities pledged under securities lending agreements, at fair value.
(3)    Represents investments which are carried at fair value under the fair value option and reflected as “investments accounted for using the fair value option” on the balance sheet.

(4)
Changes in the carrying value of investment funds accounted for using the equity method are recorded as “equity in net income (loss) of investment funds accounted for using the equity method” rather than as an unrealized gain or loss component of accumulated other comprehensive income.

(5)    Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).

22

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Net Investment Income, Yield and Total Return

The following table summarizes the Company’s net investment income, yield and total return (1):

(U.S. Dollars in thousands, except share data)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
Composition of net investment income (1):
Fixed maturities	$101,763	$108,885	$109,953	$111,335	$110,651
Equity securities (dividends)	5,630	4,134	3,581	3,494	2,246
Short-term investments	3,385	3,464	3,432	3,448	4,298
Other (2)	20,479	19,211	24,170	20,115	22,944
Gross investment income	131,257	135,694	141,136	138,392	140,139
Investment expenses	(18,229)	(15,788)	(14,262)	(15,354)	(18,890)
Net investment income	$113,028	$119,906	$126,874	$123,038	$121,249
Per share	$0.27	$0.29	$0.31	$0.30	$0.30

Investment income yield, at amortized cost (1) (3):
Pre-tax	2.20%	2.36%	2.58%	2.62%	2.67%
After-tax	1.91%	2.07%	2.31%	2.37%	2.41%

Total return on investments (1) (4)	(0.86)%	1.07%	1.00%	2.37%	2.70%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	Amounts include dividends and other distributions on investment funds, term loan investments funds held balances, cash balances and other.

(3)
Presented on an annualized basis and excluding the impact of investments for which returns are not included within investment income, such as investments accounted for using the equity method and certain equities.

(4)
Total return on investments includes net investment income, equity in net income or loss of investment funds accounted for using the equity method, net realized gains and losses (excluding changes in allowance for credit loses on non-investment related financial assets) and the change in unrealized gains or losses and is calculated on a pre-tax basis and before investment expenses. See ‘Comments on Regulation G’ for a further discussion of the presentation of total return on investments.

23

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements (1):

(U.S. Dollars in thousands)	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Net Unrealized Gains (Losses)	Allowance for Credit Losses	Amortized Cost	Fair Value / Amortized Cost	Fair Value % of Total
At March 31, 2020
Corporates	$6,678,007	$175,154	$(113,931)	$61,223	$(6,672)	$6,623,456	100.8%	40.0%
U.S. government and government agencies	4,309,804	135,352	(300)	135,052	—	4,174,752	103.2%	25.8%
Municipal bonds	860,593	27,226	(7,550)	19,676	(23)	840,940	102.3%	5.2%
Non-U.S. government securities	1,964,810	53,250	(98,970)	(45,720)	—	2,010,530	97.7%	11.8%
Asset-backed securities	1,639,730	12,155	(60,443)	(48,288)	(2,139)	1,690,157	97.0%	9.8%
Commercial mortgage-backed securities	781,417	11,657	(18,410)	(6,753)	(306)	788,476	99.1%	4.7%
Residential mortgage-backed securities	449,024	16,006	(1,653)	14,353	(206)	434,877	103.3%	2.7%
Total	$16,683,385	$430,800	$(301,257)	$129,543	$(9,346)	$16,563,188	100.7%	100.0%

At December 31, 2019
Corporates	$6,561,354	$189,917	$(12,752)	$177,165	$—	$6,384,189	102.8%	38.8%
U.S. government and government agencies	4,632,947	34,892	(9,997)	24,895	—	4,608,052	100.5%	27.4%
Municipal bonds	880,119	24,582	(2,213)	22,369	—	857,750	102.6%	5.2%
Non-U.S. government securities	1,995,813	45,019	(19,297)	25,722	—	1,970,091	101.3%	11.8%
Asset-backed securities	1,547,744	23,403	(4,028)	19,375	—	1,528,369	101.3%	9.2%
Commercial mortgage-backed securities	734,244	14,951	(2,330)	12,621	—	721,623	101.7%	4.3%
Residential mortgage-backed securities	541,800	9,651	(887)	8,764	—	533,036	101.6%	3.2%
Total	$16,894,021	$342,415	$(51,504)	$290,911	$—	$16,603,110	101.8%	100.0%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

24

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Credit Quality Distribution and Maturity Profile

The following table summarizes the credit quality distribution and maturity profile of the Company’s fixed maturities and fixed maturities pledged under securities lending agreements (1):

(U.S. Dollars in thousands)	March 31,		December 31,		September 30,		June 30,		March 31,
	2020		2019		2019		2019		2019
Credit quality distribution of total fixed maturities (2) (3):
U.S. government and government agencies (4)	$4,804,048	28.8%	$5,215,489	30.9%	$5,403,271	32.6%	$5,030,769	31.5%	$4,895,315	31.8%
AAA	3,486,700	20.9%	3,392,341	20.1%	3,240,708	19.5%	3,325,260	20.8%	3,096,530	20.1%
AA	1,994,127	12.0%	2,115,828	12.5%	1,879,728	11.3%	1,831,265	11.5%	1,886,690	12.3%
A	3,937,053	23.6%	3,849,458	22.8%	3,648,581	22.0%	3,439,690	21.6%	3,213,166	20.9%
BBB	1,565,912	9.4%	1,495,467	8.9%	1,576,052	9.5%	1,465,219	9.2%	1,437,907	9.3%
BB	366,759	2.2%	355,803	2.1%	362,117	2.2%	361,389	2.3%	363,887	2.4%
B	205,181	1.2%	216,663	1.3%	210,824	1.3%	226,885	1.4%	231,544	1.5%
Lower than B	51,712	0.3%	56,865	0.3%	61,205	0.4%	60,858	0.4%	60,577	0.4%
Not rated	271,893	1.6%	196,107	1.2%	204,308	1.2%	218,459	1.4%	197,064	1.3%
Total fixed maturities, at fair value	$16,683,385	100.0%	$16,894,021	100.0%	$16,586,794	100.0%	$15,959,794	100.0%	$15,382,680	100.0%

Maturity profile of total fixed maturities (2):
Due in one year or less	$459,191	2.8%	$443,914	2.6%	$571,738	3.4%	$457,207	2.9%	$465,467	3.0%
Due after one year through five years	9,381,924	56.2%	9,875,925	58.5%	9,924,224	59.8%	9,559,981	59.9%	9,261,391	60.2%
Due after five years through ten years	3,416,637	20.5%	3,296,839	19.5%	3,052,774	18.4%	2,992,411	18.7%	2,932,045	19.1%
Due after 10 years	555,462	3.3%	453,555	2.7%	229,085	1.4%	245,868	1.5%	202,377	1.3%
	13,813,214	82.8%	14,070,233	83.3%	13,777,821	83.1%	13,255,467	83.1%	12,861,280	83.6%
Mortgage-backed securities	449,024	2.7%	541,800	3.2%	528,227	3.2%	513,760	3.2%	492,255	3.2%
Commercial mortgage-backed securities	781,417	4.7%	734,244	4.3%	754,306	4.5%	686,707	4.3%	610,754	4.0%
Asset-backed securities	1,639,730	9.8%	1,547,744	9.2%	1,526,440	9.2%	1,503,860	9.4%	1,418,391	9.2%
Total fixed maturities, at fair value	$16,683,385	100.0%	$16,894,021	100.0%	$16,586,794	100.0%	$15,959,794	100.0%	$15,382,680	100.0%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	This table excludes the collateral received and reinvested and includes the fixed maturities pledged under securities lending agreements, at fair value.
(3)     For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.
(4)     Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

25

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Analysis of Corporate Exposures

The following table summarizes the Company’s corporate bonds by sector (1):

(U.S. Dollars in thousands)	March 31,		December 31,		September 30,		June 30,		March 31,
	2020		2019		2019		2019		2019
Sector:
Industrials	$3,903,927	58.5%	$3,639,891	55.5%	$3,588,041	55.2%	$3,311,161	52.7%	$3,212,269	53.1%
Financials	2,400,415	35.9%	2,645,393	40.3%	2,612,883	40.2%	2,671,207	42.5%	2,543,207	42.0%
Utilities	321,022	4.8%	224,615	3.4%	237,042	3.6%	245,068	3.9%	223,399	3.7%
Covered bonds	2,662	0.0%	3,520	0.1%	2,543	0.0%	2,461	0.0%	7,713	0.1%
All other (2)	49,981	0.7%	47,935	0.7%	54,145	0.8%	52,000	0.8%	67,526	1.1%
Total fixed maturities, at fair value	$6,678,007	100.0%	$6,561,354	100.0%	$6,494,654	100.0%	$6,281,897	100.0%	$6,054,114	100.0%

Credit quality distribution (3):
AAA	$86,420	1.3%	$95,559	1.5%	$95,340	1.5%	$91,266	1.5%	$135,630	2.2%
AA	982,202	14.7%	1,035,817	15.8%	1,021,056	15.7%	1,053,860	16.8%	1,083,024	17.9%
A	3,480,871	52.1%	3,392,134	51.7%	3,240,957	49.9%	3,089,233	49.2%	2,874,706	47.5%
BBB	1,451,807	21.7%	1,355,868	20.7%	1,450,372	22.3%	1,344,247	21.4%	1,286,351	21.2%
BB	348,848	5.2%	334,264	5.1%	339,952	5.2%	334,068	5.3%	336,354	5.6%
B	198,828	3.0%	207,713	3.2%	201,352	3.1%	217,324	3.5%	217,043	3.6%
Lower than B	22,869	0.3%	22,233	0.3%	26,969	0.4%	22,758	0.4%	25,901	0.4%
Not rated	106,162	1.6%	117,766	1.8%	118,656	1.8%	129,141	2.1%	95,105	1.6%
Total fixed maturities, at fair value	$6,678,007	100.0%	$6,561,354	100.0%	$6,494,654	100.0%	$6,281,897	100.0%	$6,054,114	100.0%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)    Includes sovereign securities, supranational securities and other.
(3)    For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at March 31, 2020 (1):

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets	Credit Quality (2)
Issuer:
Bank of America Corporation	$267,690	4.0%	1.2%	A-/A2
Wells Fargo & Company	266,260	4.0%	1.2%	A-/A2
JPMorgan Chase & Co.	231,644	3.5%	1.0%	A-/A2
Apple Inc.	188,372	2.8%	0.8%	AA+/Aa1
Morgan Stanley	139,910	2.1%	0.6%	BBB+/A3
Citigroup Inc.	126,042	1.9%	0.6%	A-/A2
The Walt Disney Company	125,294	1.9%	0.6%	A/A2
BP p.l.c.	110,570	1.7%	0.5%	A-/A1
The Goldman Sachs Group, Inc.	108,376	1.6%	0.5%	BBB+/A3
Oracle Corporation	108,266	1.6%	0.5%	A+/A3
Total	$1,672,424	25.0%	7.5%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)    Average credit ratings assigned by S&P and Moody’s, respectively.

26

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Structured Securities

The following table provides the composition of the Company’s structured securities at March 31, 2020 (1):

(U.S. Dollars in thousands)	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential mortgage-backed securities	$413,311	$5,705	$309	$—	$—	$29,699	$449,024
Commercial mortgage-backed securities	80,933	598,842	30,406	8,850	16,721	45,665	781,417
Asset-backed securities	—	1,266,615	100,448	185,991	32,594	54,082	1,639,730
Total	$494,244	$1,871,162	$131,163	$194,841	$49,315	$129,446	$2,870,171

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

27

Arch Capital Group Ltd. and Subsidiaries
Comments on Regulation G

Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to Arch common shareholders, which is defined as net income available to Arch common shareholders, excluding net realized gains or losses (which includes changes in the allowance for credit losses on financial assets and net impairment losses recognized in earnings), equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses, and transaction costs and other, net of income taxes, and the use of annualized operating return on average common equity. The presentation of after-tax operating income available to Arch common shareholders and annualized operating return on average common equity are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to net income available to Arch common shareholders and annualized return on average common equity (the most directly comparable GAAP financial measures) in accordance with Regulation G is included on the following page.
The Company believes that net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses and transaction costs and other in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of the change in the carrying value of investments accounted for using the fair value option in net realized gains or losses, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, changes in the allowance for credit losses and net impairment losses recognized in earnings on the Company’s investments represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the fair value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. Transaction costs and other include advisory, financing, legal, severance, incentive compensation and other transaction costs related to acquisitions and Watford’s non-recurring listing expenses. The Company believes that transaction costs and other, due to their non-recurring nature, are not indicative of the performance of, or trends in, the Company’s business performance. Due to these reasons, the Company excludes net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses and transaction costs and other from the calculation of after-tax operating income or loss available to Arch common shareholders.
The Company believes that showing net income available to Arch common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to Arch common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.
In addition, the Company’s presentation includes the use of information prepared on a ‘core’ basis, which excludes amounts related to the ‘other’ segment (i.e., results of Watford). Information provided on a ‘core’ basis are non-GAAP financial measures as defined in Regulation G. Pursuant to generally accepted accounting principles, Watford is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford. As such, the Company consolidates the results of Watford in its consolidated financial statements, although it only owns approximately 13% of Watford’s outstanding common equity. Watford has its own management and board of directors that is responsible for its own results and profitability. In addition, the Company does not guarantee or provide credit support for Watford. Because Watford is an independent company, the assets of Watford can be used only to settle obligations of Watford and Watford is solely responsible for its own liabilities and commitments. The Company’s financial exposure to Watford is limited to its investment in Watford’s senior notes, common and preferred shares and counterparty credit risk (mitigated by collateral) arising from the reinsurance transactions. The Company believes that presenting information on a ‘core’ basis enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. See ‘Segment Information’ for a further discussion of segment results and a reconciliation of core and consolidated results.
The Company’s segment information includes the presentation of consolidated underwriting income or loss and a subtotal of underwriting income or loss on a ‘core’ basis. Such measures represent the pre-tax profitability of the Company’s underwriting operations and include net premiums earned plus other underwriting income, less losses and loss adjustment expenses, acquisition expenses and other operating expenses. Other operating expenses include those operating expenses that are incremental and/or directly attributable to the Company’s individual underwriting operations. Underwriting income or loss does not incorporate items included in the Company’s corporate (non-underwriting) segment. While these measures are presented in the Segment Information footnote to the Company’s Consolidated Financial Statements, they are considered non-GAAP financial measures when presented elsewhere on a consolidated basis. The reconciliations of underwriting income or loss to income before income taxes (the most directly comparable GAAP financial measure) on a consolidated basis and a ‘core’ basis, in accordance with Regulation G, is shown on pages 10 to 11.
In addition, the Company’s segment information includes the use of a combined ratio excluding catastrophic activity and prior year development, for the insurance and reinsurance segments, and a combined ratio excluding prior year development, for the mortgage segment. These ratios are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to the combined ratio (the most directly comparable GAAP financial measure) in accordance with Regulation G are shown on the individual segment pages. The Company’s management utilizes the adjusted combined ratios excluding current accident year catastrophic events and favorable or adverse development in prior year loss reserves in its analysis of the underwriting performance of each of its underwriting segments.
Total return on investments includes investment income, equity in net income or loss of investment funds accounted for using the equity method, net realized gains and losses (excluding changes in the allowance for credit losses on non-investment related financial assets) and the change in unrealized gains and losses generated by Arch’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses, excludes amounts reflected in the ‘other’ segment, and reflects the effect of financial market conditions along with foreign currency fluctuations. Management uses total return on investments as a key measure of the return generated to Arch common shareholders, and compares the return generated by the Company’s investment portfolio against benchmark returns during the periods presented.

28

Arch Capital Group Ltd. and Subsidiaries
Operating Income Reconciliation and Annualized Operating Return on Average Common Equity

The following table summarizes the Company’s consolidated financial data, including a reconciliation of net income (loss) available to Arch common shareholders to after-tax operating income (loss) available to Arch common shareholders and related diluted per share results. Each line item reflects the impact of the Company’s ownership of Watford’s outstanding common equity:

(U.S. Dollars in thousands, except share data)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
Net income available to Arch common shareholders	$133,714	$315,981	$382,050	$458,551	$438,125
Net realized (gains) losses	109,364	(32,966)	(77,959)	(124,588)	(114,335)
Equity in net (income) loss of investment funds accounted for using the equity method	4,209	(27,139)	(17,130)	(32,536)	(46,867)
Net foreign exchange (gains) losses	(64,491)	39,832	(30,160)	6,054	(4,994)
Transaction costs and other	2,595	9,081	1,995	2,178	1,190
Income tax expense (benefit) (1)	4,365	3,568	2,156	7,774	2,778
After-tax operating income available to Arch common shareholders	$189,756	$308,357	$260,952	$317,433	$275,897

Diluted per common share results:
Net income available to Arch common shareholders	$0.32	$0.76	$0.92	$1.12	$1.07
Net realized (gains) losses	0.27	(0.08)	(0.19)	(0.31)	(0.29)
Equity in net (income) loss of investment funds accounted for using the equity method	0.01	(0.07)	(0.04)	(0.08)	(0.11)
Net foreign exchange (gains) losses	(0.16)	0.10	(0.07)	0.01	(0.01)
Transaction costs and other	0.01	0.02	0.00	0.01	0.00
Income tax expense (benefit) (1)	0.01	0.01	0.01	0.02	0.01
After-tax operating income available to Arch common shareholders	$0.46	$0.74	$0.63	$0.77	$0.67

Weighted average common shares and common share equivalents outstanding - diluted	414,033,570	414,124,920	413,180,201	410,899,483	408,971,029

Beginning common shareholders’ equity	$10,717,371	$10,378,096	$9,977,352	$9,334,596	$8,659,827
Ending common shareholders’ equity	10,587,244	10,717,371	10,378,096	9,977,352	9,334,596
Average common shareholders’ equity	$10,652,308	$10,547,734	$10,177,724	$9,655,974	$8,997,212

Annualized return on average common equity	5.0%	12.0%	15.0%	19.0%	19.5%
Annualized operating return on average common equity	7.1%	11.7%	10.3%	13.1%	12.3%

(1)
Income tax expense on net realized gains or losses (which includes changes in the allowance for credit losses on financial assets and net impairment losses recognized in earnings), equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses and transaction costs and other reflects the relative mix reported by jurisdiction and the varying tax rates in each jurisdiction.

29

Arch Capital Group Ltd. and Subsidiaries
Operating Income and Effective Tax Rate Calculations

The following table provides a reconciliation of income (loss) before income taxes to after-tax operating income (loss) available to Arch common shareholders and an analysis of the effective tax rate on pre-tax operating income (loss) available to Arch common shareholders:

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
Arch Operating Income Components (1):
Income before income taxes	$205,953	$355,837	$430,554	$511,883	$489,163
Net realized (gains) losses	72,109	(31,836)	(80,014)	(125,063)	(111,124)
Equity in net (income) loss of investment funds accounted for using the equity method	4,209	(27,139)	(17,130)	(32,536)	(46,867)
Net foreign exchange (gains) losses	(63,307)	38,031	(29,794)	6,190	(5,175)
Transaction costs and other	2,538	9,081	1,995	2,178	1,190
Pre-tax operating income	221,502	343,974	305,611	362,652	327,187
Arch share of ‘other’ segment operating income (loss) (2)	2,237	(1,450)	1,704	1,863	2,222
Pre-tax operating income available to Arch (b)	223,739	342,524	307,315	364,515	329,409
Income tax expense (a)	(23,580)	(23,764)	(35,960)	(36,679)	(43,109)
After-tax operating income available to Arch	200,159	318,760	271,355	327,836	286,300
Preferred dividends	(10,403)	(10,403)	(10,403)	(10,403)	(10,403)
After-tax operating income available to Arch common shareholders	$189,756	$308,357	$260,952	$317,433	$275,897

Effective tax rate on pre-tax operating income (loss) available to Arch (a)/(b)	10.5%	6.9%	11.7%	10.1%	13.1%

(1)
Line items are presented on a ‘core’ basis, excluding amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	Balances in the ‘other’ segment and a calculation of Arch’s share of the ‘other’ segment operating income (loss) is as follows:

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
Balances in ‘other’ segment:
Underwriting income (loss)	$(6,010)	$(37,251)	$(4,443)	$(4,593)	$(5,378)
Net investment income	32,125	34,357	34,614	32,000	35,700
Interest expense	(7,310)	(7,558)	(8,091)	(5,905)	(5,583)
Preferred dividends	(1,096)	(1,131)	(6,600)	(4,590)	(4,588)
Pre-tax operating income (loss) available to common shareholders	17,709	(11,583)	15,480	16,912	20,151
Arch ownership	13%	13%	11%	11%	11%
Arch share of ‘Other’ segment operating income (loss) (3)	$2,237	$(1,450)	$1,704	$1,863	$2,222

(3) Excludes amounts attributable to net realized gains or losses and net foreign exchange gains or losses in the ‘other’ segment (see ‘Segment Information’).

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Arch Capital Group Ltd. and Subsidiaries
Capital Structure and Share Repurchase Activity

The following table provides an analysis of the Company’s capital structure (1):

(U.S. Dollars in thousands, except share data)	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
Debt:
Arch Capital senior notes, due May 1, 2034 ($300,000 principal, 7.35%)	$300,000	$300,000	$300,000	$300,000	$300,000
Arch-U.S. senior notes, due Nov. 1, 2043 ($500,000 principal, 5.144%) (2)	500,000	500,000	500,000	500,000	500,000
Arch Finance senior notes, due December 15, 2026 ($500,000 principal, 4.011%) (3)	500,000	500,000	500,000	500,000	500,000
Arch Finance senior notes, due December 15, 2046 ($450,000 principal, 5.031%) (3)	450,000	450,000	450,000	450,000	450,000
Deferred debt costs on senior notes	(15,616)	(15,791)	(15,963)	(16,135)	(16,306)
Revolving credit agreement borrowings, due October 26, 2021 (variable)	—	—	—	—	—
Total debt	$1,734,384	$1,734,209	$1,734,037	$1,733,865	$1,733,694

Shareholders’ equity available to Arch:
Series E non-cumulative preferred shares (5.25%)	450,000	450,000	450,000	450,000	450,000
Series F non-cumulative preferred shares (5.45%)	330,000	330,000	330,000	330,000	330,000
Common shareholders’ equity (a)	10,587,244	10,717,371	10,378,096	9,977,352	9,334,596
Total shareholders’ equity available to Arch	$11,367,244	$11,497,371	$11,158,096	$10,757,352	$10,114,596

Total capital available to Arch	$13,101,628	$13,231,580	$12,892,133	$12,491,217	$11,848,290

Common shares outstanding, net of treasury shares (b)	405,609,867	405,619,201	405,230,531	404,887,534	403,738,764

Book value per common share (4) (a)/(b)	$26.10	$26.42	$25.61	$24.64	$23.12

Leverage ratios:
Senior notes/total capital available to Arch	13.2%	13.1%	13.5%	13.9%	14.6%
Revolving credit agreement borrowings/total capital available to Arch	—%	—%	—%	—%	—%
Debt/total capital available to Arch	13.2%	13.1%	13.5%	13.9%	14.6%
Preferred/total capital available to Arch	6.0%	5.9%	6.1%	6.2%	6.6%
Debt and preferred/total capital available to Arch	19.2%	19.0%	19.5%	20.1%	21.2%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	Issued by Arch Capital Group (U.S.) Inc. (“Arch-U.S.”), a wholly owned subsidiary of Arch Capital, and fully and unconditionally guaranteed by Arch Capital.

(3)	Issued by Arch Capital Finance LLC (“Arch Finance”), a wholly owned subsidiary of Arch U.S. MI Holdings Inc., and fully and unconditionally guaranteed by Arch Capital.

(4)	Excludes the effects of stock options, restricted and performance stock units outstanding.

The following table provides the impact of share repurchases under the Company’s share repurchase program:

(U.S. Dollars in thousands except share data)	Three Months Ended					Cumulative
	March 31,	December 31,	September 30,	June 30,	March 31,	March 31,
	2020	2019	2019	2019	2019	2020
Effect of share repurchases:
Aggregate cost of shares repurchased	$75,486	$—	$—	$—	$2,871	$4,043,780
Shares repurchased	2,599,388	—	—	—	110,598	388,941,368
Average price per share repurchased	$29.04	$—	$—	$—	$25.96	$10.40

Remaining share repurchase authorization (1)						$924,514

(1)	Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions through December 31, 2021.

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